Delek Logistics Partners, LP Investor Presentation December 2012

Forward-Looking Statements 2 These slides and the accompanying oral presentation contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the timing and extent of changes in commodity prices and demand for Delek US Holdings, Inc’s (“Delek US”) refined products; the suspension, reduction or termination of Delek US' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, Delek US' facilities or third-party facilities on which our business is dependent; general economic conditions; competitive conditions in our industry; actions taken by our customers and competitors; the demand for crude oil, refined products and transportation and storage services; our ability to successfully implement our business plan; operating hazards and other risks incidental to transporting, storing and gathering crude oil and refined products; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and other risks contained in our filings with the United States Securities and Exchange Commission, including, but not limited to the prospectus dated November 1, 2012 and Form 8-K filed on November 7, 2012. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements.

Delek Logistics Partners, LP Overview: Ticker: DKL Exchange: NYSE IPO Date: November 2, 2012 Sponsor: Delek US Holdings, Inc. (NYSE: DK) IPO Price: $21.00 IPO Yield:(2) 7.1% Current Price: (1) $22.45 Forecast Distribution(2) (next 12 months) $1.50/unit Market Capitalization:(1) $539 million Ownership - Public 37.6% of all units Ownership – Delek US 62.4%, including 2% GP units (1) Price per unit as of Nov. 30, 2012 (2) Forecast distribution for twelve month period ending 9/30/2013 from forecast provided in the Nov. 1, 2012 prospectus 3

Delek Logistics: A Compelling Investment Opportunity 4  6.50% yield (1)  Existing pipeline of potential drop- down acquisitions  Organic growth opportunities in strategically compelling region  Delek US had a 43% EBITDA(2) CAGR since 2002 and 30% equity book value per share CAGR  Completed nine acquisitions since 2005, six with MLP qualifying assets  Management averages over 20 years of experience  Traditional MLP assets and structure  Long-term, fee- based contracts  Customers committed to minimum volumes  Conservative financial policies (1) Based on $23.00 per unit and an annualized $1.50/ unit distribution forecast provided in the Nov. 1, 2012 prospectus. (2) Non-GAAP measure. See pg. 28 for the reconciliation to GAAP. Stable Cash Flow Robust Total Return Growth-Oriented Sponsor

Delek LOGISTICS

Growth Oriented, Financially Strong Sponsor

Operational Strength	• 140,000 bpd of refining capacity in Texas and Arkansas • Related crude / product terminals, pipeline and storage assets • 372 convenience stores[1]
Financial Strength	• $1.5 Bn equity market value and $1.6 Bn enterprise value[2] • $456 mm LTM EBITDA [1][4] • Pro forma negative net debt on a consolidated basis[3]

Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution[1]

Longview Crude Oil Hub

- Strategic crude oil supply point allows Delek US access to inland and Gulf Coast feedstocks



Retail

- 372 Stores
- Locations in 7 states

El Dorado Refinery

- 80,000 bpd
- 9.0 complexity

Tyler Refinery

- 60,000 bpd
- 9.5 complexity

(1) As of Sept. 30, 2012.
(2) As of November 30, 2012.
(3) Pro forma for IPO of Delek Logistics.
(4) Non-GAAP measure. See pg. 28 for the reconciliation to GAAP.

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Track Record of Profitable Growth Through Acquisitions 6 2005 2006 2007 2008 2009 2010 2011 2012 April 2005  Tyler refinery and related assets  $68.1 million(1) August 2006  Abilene and San Angelo terminals  $55.1 million July 2006  43 retail fuel and convenience stores  $50.0 million April 2007  107 retail fuel and convenience stores  $71.8 million December 2005  21 retail fuel and convenience stores and related assets  $35.5 million April 2007 – October 2011  Lion refinery and related pipeline and terminals  $228.7 million(1) January 2012  Nettleton Pipeline  $12.3 million February 2012  Big Sandy terminal and pipeline  $11.0 million December 2011  Paline Pipeline  $50 million  A core part of Delek US' strategy is to grow via acquisitions  Six acquisitions with MLP qualifying assets since 2005 (highlighted below)  Historical and projected pipeline for DKL drop-down acquisitions (1) Purchase price includes working capital for refineries.

Delek Logistics Partners, LP Overview

8 Stable, Fee-Based Cash Flows Assets support Delek US' highly profitable and strategically located inland refining system Inflation-indexed fees for most contracts Substantially all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US cap maintenance capex and limit Delek US force majeure abilities Limited commodity price exposure Traditional, stable MLP assets

Stable Initial Assets Position Us for Growth 9 Pipeline/Transportation  Approximately 400 miles of crude and product transportation pipelines  600 mile crude oil gathering system  Associated storage facilities with 1.4 million barrels of active shell capacity Wholesale/Terminalling  Wholesale marketing business in Texas  5 light product terminals in Texas and Tennessee

Lion Oil Pipelines and SALA Gathering

- Only pipeline crude source for El Dorado Refinery to access third party crude lines supplying Gulf Coast and West Texas crude. SALA provides access to local Arkansas crude.

Lion Oil Pipelines

- El Dorado and Magnolia systems -106 mile of pipelines
- Connects refinery to Enterprise TE Products Pipeline
- ~135,000 bbls of shell storage(1)
- Improved access to Mid Valley in the first half 2013
- Ability to handle El Dorado refinery expansion



Lion Oil Throughputs
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
bpd
57,180
46,203
48,251
45,320
50,262
43,510
2011
6 Months Ended Jun. 2012
Forecast 12 Months 9/30/13
Crude oil throughput (bpd)
Light products throughput (bpd)
Minimum Commitment- Crude
Minimum Commitment- products

SALA Gathering System

- 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery
- System volumes have been increasing
- Positive outlook due to development Brown Dense area
- ~800,000 bbls of shell storage capacity



SALA Volumes
25,000
20,000
15,000
10,000
5,000
-
bpd
10% CAGR
15,813
15,900
17,358
20,237
2009
2010
2011
6 Months Ended Jun. 2012
Crude Volume (bpd)
Minimum Commitment

(1) Additional 35,000 bbls not in service.
(2) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus

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Paline Pipeline 11 (1) Fee can be pro-rated upwards if volume exceeds 30,000 bpd (2) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus  185 mile crude oil pipeline - Mainline pipeline flow reversed from northbound to southbound.  100% of mainline capacity contracted to major oil company through 12/31/2014  Minimum throughput payment upon full reversal  2012 - $450,000/month(1)  2013 - $529,250/month(1)  Provides for potential revenue increase beyond 2014

East Texas Logistics System 12 Provides Flexibility to Tyler Refinery • 101 mile pipeline system that connects Tyler to Longview, TX • Connects to West Texas Gulf pipeline • Potential reversing of Nettleton pipeline • 780,000 bbls (1) of storage capacity allows blending • Two owned and operated crude oil pipeline systems providing the Tyler refinery with access to Gulf Coast, East Texas and Midland crudes. Receives a $250,000/ month storage fee. (1) In addition, 120,000 barrels of shell capacity are currently not in service but could be returned to service with additional capital costs.

Texas Marketing 13 West Texas Wholesale Marketing • Purchases refined products from third parties for resale at owned and third party terminals in West Texas • Stable growing margin • Growing volumes; increased 20% since 2009 • Operates in a growing area around the Permian Basin (1) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus East Texas Marketing • Exclusive rights to markets 100% of the refined products output of the Tyler refinery, excluding jet fuel and coke • Fee paid to Delek Logistics of $0.5964 per barrel of product sold plus 50% of margin above agreed base level generated on the sale • Delek Logistics does not take title to the products. • Volumes have been increasing as Tyler utilization improves

Terminals 14 • Serves Delek’s retail segment and independent third parties Nashville, TN • Refined products terminalling services for Delek and/or third parties • Three terminals with 412,731 bbls of shell capacity (1) • Terminal fee of $0.50/bbl (Memphis and Big Sandy) (1) The Big Sandy terminal (165, 816 bbls of shell capacity) is not currently operating. (2) Was not operating during 2011 and 1H 2012, however, contract with Delek has a minimum of 5,000 bpd. (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus Memphis, TN • Supplied directly from El Dorado refinery by Enterprise refined products pipeline system Big Sandy, TX (2) • Will be supplied by Delek’s Tyler refinery • Receives $50,000/mnth storage fee • Acquired in Feb. 2012 • Provides additional growth in 2013

Delek Logistics Strategy 15 Generate Consistent Growth Generate Stable Cash Flow Pursue Organic Expansion Optimize Existing Assets Pursue Accretive Acquisitions

Several Visible Pathways to Growth 16 Dropdowns from Delek US Organic Growth Acquisitive Growth  ROFO on the following Delek US assets:  Two terminals and four millions barrels of storage capacity  Other logistics assets currently under construction by Delek US:  300,000 bbl Tyler crude oil tank  32,000 bpd Lion rail project at El Dorado refinery  Paline Pipeline fee increase in 2013, plus ability to re-contract at a higher market-based rate after 2014  Increasing Brown Dense / Arkansas production, driving growth in gathering system  Asset optimization and expansion  Ability to partner with Delek US to make acquisitions  Low consolidated cost-of-capital  Future dropdowns from Delek US acquisitions (three MLP-qualifying asset acquisitions in last twelve months)

Financial Overview

Financial Strategy Provides Flexibility for Growth 18 Maintain Stable Cash Flows  Continue to seek fee-based revenues  Focus on long-term contracts with minimum volume commitments  Limit commodity price exposure Conservative Financial Policies  $175 million revolver, expandable to $225 million  Pro forma for a $90 million drawn, $75 million of availability at IPO  Conservative leverage ratio of ~1.8x EBITDA(1) at closing  Target leverage of ≤ 3.0x  Total distribution coverage of 1.10x, common unit coverage of approximately 2.1x Protect and Grow Distributions  Maintain prudent distribution coverage  Pursue attractive acquisitions / organic growth opportunities  Retain financial flexibility to grow distributions (1) Non-GAAP measure. See pg. 29 for the reconciliation to GAAP.

Forecasted Cash Available for Distribution 19 (dollars in millions) Twelve Months ending September 30, 2013 (3) (1) Non-GAAP measure. See pg. 29 for the reconciliation to GAAP. (2) Total includes distributions to common, subordinated, general partner and phantom unit holders and is based on an annualized amount. (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus Pro Forma Pro Forma Forecast 12 Months 12/31/11 6 Months 6/30/12 12 Months 9/30/13 Contribution Margin (1) $53.6 $27.2 $56.6 Less: General & Administrative Expenses (6.4) (3.7) (7.7) EBITDA (1) $47.2 $23.6 $48.9 Less: Cash Interest Paid (3.1) Less: Expansion Capital Expenditures (5.7) Less: Maintenance Capital Expenditures (10.8) Plus: Reimbursement for Maintenance Capital Expenditures 6.2 Plus: Reimbursement for Expansion Capital Expenditures 5.7 Cash Available for Distributions $41.2 Coverage 1.10x Total Distribution at $0.375 MQD (2) $37.4

Operations are 88% Fee-Based and Crucial to Delek US 20 (dollars in millions) Twelve Months ending September 30, 2013 Contribution Margin (4) (1) Includes de minimus SALA contribution margin from Martin Operating Partnership, LP(“MOP”). For the year ended 12/31/11 throughput revenues from MOP were $0.2 million. (2) Includes contribution margin from Paline Pipeline and West Texas Marketing. (3) Comprised of a mix of Delek US and third party contribution margin in the Terminalling and Storage business. (4) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus Fee-Based vs. Margin-Based Delek US vs. 3rd Party ee Based Contribution Margin $50.1 88% Delek Contribution Margin (1) $44.1 78% Margin-Based Contribution Margin $6.5 12% Third-Party Contribution Margin (2) $10.5 19% Total $56.6 100% Other(3) $2.0 3% Total $56.6 100% Delek Contribution Margin 78% Third-Party Contribution Margin 19% Other 3% Fee-Based 88% Margin-Based 12% West Texas Marketing Lion Oil Pipelines East Texas Logistics Paline Pipeline East Texas Marketing

Diversified and Highly Contracted Asset Base 21 (dollars in millions) Twelve Months ending September 30, 2013 (3) (1) DKL has contracted 100% of the southbound capacity of the Paline pipeline to a major oil company for a monthly fee with no related minimum volumes. (2) Minimum volume as a percent of forecasted volume for assets with contracted minimum volume (excludes Paline Pipeline and West Texas Wholesale). (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus Delek US / Delek US Major Oil Co. Delek US 3rd Parties Delek US / Delek US / 3rd Parties 3rd Parties 3rd Parties Minimum Volume as % of Forecast 88% 106% N/A(1) 96% N/A 64% 90%(2) Customer $24.3 $7.5 $4.0 $12.2 $6.6 $2.0 $56.6 $0.0 $20.0 $40.0 $60.0 Lion Oil (includes SALA) East Texas Logistics Paline East Texas Marketing West Texas Marketing Other Terminals Total Contribution Margin Minimum volume commitments under DKL’s contracts cover 90% of DKL total projected contribution margin

Questions & Answers

Appendix

Delek US' Refineries are Strategically Positioned and Flexible 24  Inland refinery located in East Texas  60,000 bpd, 9.5 complexity  Primarily processes inland light sweet crudes (97% in 2011)  92% yield of gasoline, diesel and jet fuel in 2011 El Dorado Refinery Tyler Refinery  Inland refinery located in southern Arkansas  80,000 bpd, 9.0 complexity (configured to run medium sour crude)  Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude  75% yield of gasoline and diesel in 2011  Associated gathering system positioned for Brown Dense development

Summary of Certain Contracts [10]

							Termination Provision	
Initial / Maximum Term [1]	Service	Year Ended December 31, 2011 Throughput (bpd) [2]	Six Months Ended June 30, 2012 Throughput (bpd) [2]	Minimum Commitment (bpd)	Tariff / Fee	Tariff / Fee Escalator	Refinery Shutdown	Force Majeure
Paline Pipeline								
Until December 2014	Crude Oil Transportation	N/A	N/A	N/A	$450,000/Month [6]	PPI-fg	N/A	N/A
Lion Pipeline System (and SALA Gathering System)								
Five / Fifteen Years	Crude Oil Transportation	57,180	48,251	46,000 [3]	$0.85/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	46,203	45,320	40,000	$0.10/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	17,358	20,237	14,000	$2.25/Bbl [4]	FERC		
East Texas Crude Logistics								
Five / Fifteen Years	Crude Oil Transportation	55,341	53,790	35,000	$0.40/Bbl [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	N/A	$250,000 per month	FERC		
East Texas Marketing								
Ten [7]	Marketing - Tyler Refinery	51,568	48,272	50,000	$0.5964/bbl + 50% of the agreed margin [8]	CPI-U		
Memphis Terminal								
Five / Fifteen Years	Dedicated Terminalling Services	10,773	11,558	10,000	$0.50/Bbl	FERC		
Big Sandy								
Five / Fifteen Years	Dedicated Terminalling Services	-- [9]	-- [9]	5,000	$0.50/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	N/A	$50,000 per month	FERC		

(1) Maximum term gives effect to the extension of the commercial agreement pursuant to the terms thereof.
(2) Represents average daily throughput for the period indicated, excluding jet fuel and petroleum coke in the East Texas marketing operations.
(3) Excludes volumes gathered on the SALA Gathering System.
(4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery.
(5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.60/bbl.
(6) Will increase to $529,250 per month in 2013 and thereafter be subject to annual escalation during any renewal periods.
(7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term.
(8) Delek US has agreed to pay the Partnership 50% of the margin, if any, above an agreed base level generated on the sale as an incentive fee, provided that the incentive fee will be not less than $175,000 nor greater than $500,000 per quarter.
(9) There is no relevant volume history at the terminal for the periods shown as the terminal has been idle since 2008.
(10) For more detailed information regarding each individual contract refer to documents filed with the SEC, Current Report on Form 8k filed on Nov. 7, 2012.

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Omnibus Agreement 26  Under the omnibus agreement, Delek Logistics has a ROFO for 10-years post IPO if Delek US decides to sell the following assets:  Tyler refinery refined products terminal  Tyler storage tanks  El Dorado refined products terminal  El Dorado storage tanks  Additionally, Delek Logistics has the right to purchase logistics assets Delek US acquires or constructs with a fair market value of $5.0 million or more  Delek Logistics retains a ROFO on these assets until 10-years post-IPO if it does not purchase an asset when constructed / acquired by Delek US ROFO Other Key Provisions  Indemnification for events prior to IPO, including title defects and failure to obtain consents and permits  Title defects, failure to obtain consents and permits and environmental liabilities limited to 5 years after IPO close (no time limit for known issues) with a $250,000 annual deductible  Delek US will also indemnify Delek Logistics for liabilities relating to contributed assets (other than environmental) for 10 years, including legal actions currently pending against Delek US, assets retained by Delek US and, all federal state and local taxes prior to closing  Delek US will have a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline  GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse Delek US for certain expenses

Summary Organization Structure 27 37.6% common limited partner interest 100% ownership interest 2.0% general partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Public Unitholders Operating Subsidiaries 11.4% common limited partner interest Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc NYSE: DK 49.0% subordinated limited partner interest

Non-GAAP Reconciliation 28 Delek US EBITDA Reconciliation Year Ending 12/31 2002 2011 Operating Income $7.6 $286.1 Loss on sale of Assets 0.0 3.6 Impairment of Goodwill 0.0 2.2 Depreciation and Amortization 7.4 74.1 EBITDA $15.0 $366.0 Year Ended 12/31 LTM 2011 9/30/2011 9/30/2012 9/30/2012 Operating Income $286.1 $282.7 $367.2 $370.6 Loss on Sale of Assets 3.6 2.6 (0.1) 0.9 Impairment of Goodwill 2.2 - - 2.2 Depreciation and Amortization 74.1 53.3 61.2 82.0 EBITDA $366.0 $338.6 $428.3 $455.7 Nine Months ending Delek US LTM EBITDA Reconciliation

Non-GAAP Reconciliation (Cont’d) 29 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt. (3) issuance costs incurred in connection with our new revolving credit facility. Pro Forma Year Ended Dec. 31, 2011 Pro Forma Six Months Ended Jun. 30, 2012 Forecast Twelve Months Ended Sept. 30, 2013 Total Net Sales $765.8 $405.0 $797.1 Cost of Goods Sold (694.8) (368.6) (721.8) Operating Expenses (17.4) (9.1) (18.7) Contribution Margin $53.6 $27.2 $56.6 Depreciation and Amortization (9.3) (4.4) (9.3) General and administration expense (1) (6.4) (3.7) (7.7) Operating Income $37.9 $19.1 $39.6 Interest Expense, net (2) (3.3) (1.6) (3.6) Net Income $34.6 $17.5 $36.0 Depreciation and Amortization 9.3 4.4 9.3 Interest Expense, net (2) 3.3 1.6 3.6 EBITDA $47.2 $23.6 $48.9 Delek Logistics Partners LP EBITDA and Contribution Margin Reconciliation

30 Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President Vice President of Investor Relations 615-224-1158 615-435-1366